Pacer US Cash Cows Growth ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Consumer Discretionary - 31.8%(a)
Abercrombie & Fitch Co. - Class A (b)	4,337	$517,751
Airbnb, Inc. - Class A (b)	29,634	3,887,092
Booking Holdings, Inc.	741	3,510,532
Crocs, Inc. (b)(c)	5,018	512,187
Expedia Group, Inc. (b)	11,115	1,900,109
Grand Canyon Education, Inc. (b)	2,509	440,681
H&R Block, Inc. (c)	11,798	652,547
Las Vegas Sands Corp. (c)	62,768	2,876,658
PulteGroup, Inc.	17,711	2,015,158
Ralph Lauren Corp. - Class A	5,365	1,339,641
Tapestry, Inc.	20,126	1,467,990
Toll Brothers, Inc.	8,720	1,184,263
TopBuild Corp. (b)	2,540	870,407
Travel + Leisure Co.	5,889	320,126
Williams-Sonoma, Inc. (c)	10,662	2,253,627
Wynn Resorts Ltd. (c)	9,454	821,080
		24,569,849

Consumer Staples - 2.6%
Coca-Cola Consolidated, Inc.	755	1,032,553
Pilgrim's Pride Corp. (b)(c)	20,548	956,304
		1,988,857

Energy - 2.1%
DT Midstream, Inc.	8,738	883,237
Viper Energy, Inc.	16,334	766,065
		1,649,302

Health Care - 12.8%
DaVita, Inc. (b)(c)	7,082	1,247,848
Exelixis, Inc. (b)	24,759	820,761
Halozyme Therapeutics, Inc. (b)	10,952	620,321
Lantheus Holdings, Inc. (b)(c)	5,985	553,672
Medpace Holdings, Inc. (b)	2,697	941,658
Neurocrine Biosciences, Inc. (b)	8,744	1,327,514
ResMed, Inc. (c)	12,708	3,001,375
United Therapeutics Corp. (b)	3,856	1,354,112
		9,867,261

Industrials - 29.7%(a)
Acuity Brands, Inc.	2,688	893,464
Applied Industrial Technologies, Inc.	3,310	860,699
Carlisle Cos., Inc.	3,915	1,524,736
Caterpillar, Inc.	10,195	3,786,831
Comfort Systems USA, Inc.	3,074	1,342,570
EMCOR Group, Inc.	3,973	1,780,142
Kirby Corp. (b)	4,942	539,419
MasTec, Inc. (b)	6,862	995,608
Mueller Industries, Inc.	9,793	771,199
nVent Electric PLC	14,281	929,550
Owens Corning	7,409	1,367,331
Parsons Corp. (b)(c)	9,204	729,601
Uber Technologies, Inc. (b)	64,746	4,328,270
Westinghouse Air Brake Technologies Corp.	14,887	3,095,305
		22,944,725

Information Technology - 16.7%
DocuSign, Inc. (b)(c)	17,447	1,687,648
Fabrinet (b)	3,123	675,224
GoDaddy, Inc. - Class A (b)	12,156	2,584,974
International Business Machines Corp.	16,811	4,298,573
Palo Alto Networks, Inc. (b)	19,746	3,641,557
		12,887,976

Materials - 1.9%
Eagle Materials, Inc. (c)	2,888	741,465
Louisiana-Pacific Corp.	6,048	707,435
		1,448,900

Utilities - 2.3%
NRG Energy, Inc.	17,494	1,792,084
TOTAL COMMON STOCKS (Cost $70,196,137)		77,148,954

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 18.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, - 4.49% (d)	14,219,905	14,219,905
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $14,219,905)		14,219,905

TOTAL INVESTMENTS - 118.3% (Cost $84,416,042)		91,368,859
Liabilities in Excess of Other Assets - (18.3)%		(14,176,373)
TOTAL NET ASSETS - 100.0%		$77,192,486
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $13,411,717 which represented 17.4% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer US Cash Cows Growth ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$77,148,954	$–	$–	$77,148,954
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	14,219,905
Total Investments	$77,148,954	$–	$–	$91,368,859

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $14,219,905 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.